UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2003

VOICE MOBILITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27387

(Commission File Number)

33-0777819
(IRS Employer Identification No.)

100-4190 Lougheed Hwy, Burnaby, British Columbia, Canada
(Address of principal executive offices and Zip Code)

(604) 482-0000
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant.

Not Applicable

Item 2. Acquisition or Disposition of Assets.

Not Applicable

Item 3. Bankruptcy or Receivership

Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

Not Applicable

Item 5. Other Events and Regulation FD Disclosure.

Voice Mobility International, Inc. (TSE: VMY, OTCBB: VMII and FWB: VMY), Vancouver based developer and provider of carrier grade enhanced messaging solutions, today announced an agreement with Avaya Inc. (Avaya) that permits Avaya to distribute VMI's Enhanced Messaging product (UCN200) on a global basis.

In consideration for the right to distribute UCN200, Avaya will pay VMI per unit software licensing fees.

Item 6. Resignations of Registrant's Directors

Not Applicable

Item 7. Financial Statements and Exhibits.

Not Applicable

Item 8. Change in Fiscal Year.

Not Applicable

Item 9. Regulation FD Disclosure.

Not Applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

Not Applicable

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

Not Applicable

Item 12. Results of Operation and Financial Condition

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOICE MOBILITY INTERNATIONAL, INC.

/s/ Randy G. Buchamer
By: Randy G. Buchamer
Chairman and CEO

Date: September 15, 2003